UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2015

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2015 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Annual Report
June 30, 2015

priority-incomefund.com

Priority Income Fund, Inc. (the “Company,” “our,” or “we”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company invests in both the primary and secondary markets.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders
August 28, 2015

Dear Stockholders,

We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the fiscal year ended June 30, 2015. Priority has made regular distributions for the past 17 months and declared bonus distributions for the past five quarters. We continue to be optimistic about the Company’s performance based on investment opportunities that will continue to drive income and distributions.

Dividend Policy
As a regulated investment company, the Company is required to pay out distributions which are determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In general, we expect our annual distributable income to be higher than our reportable accounting income on the basis of actual cash received. Our dividend policy is based upon our estimate of our distributable income, which includes interest income from our underlying collateralized loan obligation (“CLO”) equity investments as well as the recognition of certain mark-to-market gains to the extent that the fair market value of our CLO investments is determined to be in excess of its adjusted tax basis. Because of this, distributions may be greater than accounting income, as expressed by net investment income.

Market Commentary
In this annual report, we collectively refer to “Senior Secured Loans” as senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Senior Secured Loan and CLO markets continue to represent attractive areas for investment. There are a number of factors to support this view, including:

•	The most junior tranches of U.S. cash flow CLOs have delivered over 22.0% annual average yields since January 2003, and the annualized yield in 2014 was nearly 23.9%.[1]

•
We believe the continued moderate default environment provides a favorable backdrop to the historically strong cash flow performance of CLO income securities. While low current defaults are a positive indicator of credit performance, we are vigilant regarding market developments in terms of extensions of credit terms and structures. Credit quality has remained acceptable on a relative basis. Leverage is increasing, but generally not to the levels seen in the large leveraged buyouts of 2006-2007. Overall, the health of non-investment grade corporate borrowers continued to improve in 2015. Year-over-year earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth among issuers remained positive but slowed to 5.9% (6.2% excluding the energy sector) in the first quarter of 2015, down from 10.2% during the prior three months and 7.1% during the comparable period in 2014.[2,3] Cash flow coverage continues to be strong: the average ratio of EBITDA less capital expenditures to cash interest increased to 2.9x in the first quarter of 2015 from 2.8x in the fourth quarter of 2014 and versus the lowest trough levels of 2007 of 1.6x.[3,4]

•
2014 saw a major change in funds flows for retail loan mutual funds, and this trend continued into 2015. While inflows continued in the first quarter of 2014, this reversed in April, and the remainder of 2014 saw retail loan assets under management recede by approximately $33.9 billion as duration fatigue set in. Managers saw investors lose their appetite for loans as the 10-year Treasury yield fell steadily from a high of 3.0% during the year-end 2013 to 2.2% at the end of 2014, rising only slightly to 2.4% as of July 1, 2015. Retail demand for loans in the U.S. continued to decline in the first quarter of 2015, with $4.4 billion of redemptions in the quarter. In the second quarter of 2015, retail flows were slightly negative at $0.1 billion. The result of this shift to outflows meant CLOs grew their participation market share in the underlying loan market; CLOs represented 53.2% of the loan market in 2013, growing to 65.2% in the first half of 2015 while retail loan mutual funds market share shrank from 31.5% in 2013 to 20.3% in the first half of 2015.[5]

•
For CLO equity investors, the level of loan spreads is crucial to performance. CLO equity performance can decline due to extended periods of downward movement in loan spreads while CLO equity performance benefits from extended periods of loan spread expansion or high spreads relative to long-term historical levels. While single B new issue spreads

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  5

finished 2014 at the highest levels in over two years, flat retail flows in the second quarter of 2015 after four consecutive quarters of outflows encouraged issuers to bring forth refinancing transactions, and average single B new issue spreads declined from a 2 ½ year high of 461 basis points to 398 basis points in the second quarter of 2015.5 A lack of new loan issuance and growth in the overall loan market also contributed to the decline in spreads. Single B new issue spreads remain higher than the period from the first quarter of 2013 through the first quarter of 2014.  The net effect in CLO loan pools remains positive with most 2012-2014 vintage pools experiencing weighted average loan spread improvement through the first half of 2015.6

•
Non-investment grade institutional loan issuance for the first half of 2015 was $142.5 billion, a 40.9% decline from $241.3 billion in the first half of 2014 but a 5.2% increase from the second half of 2014.[5] Increased regulatory scrutiny of non-investment grade leveraged loans combined with retail mutual fund outflows and a plunge in oil prices contributed to this decline in new loan issuance. Overall, the total leveraged loans outstanding balance reached a record level of $837.5 billion at June 30, 2015.[5] While the loan market reached record levels, growth was lower than in 2014.

•
Following a record setting year for new CLO issuance in 2014 with $124.1 billion of new CLOs formed, CLO issuance through July 1, 2015 has slightly lagged behind 2014 at $60.4 billion, a 1.6% decline from $61.4 billion through July 1, 2014.[7,8]  First half of 2015 issuance is composed of 113 deals from 79 managers versus 114 deals from 82 managers through the same period last year.[8]  We continue to focus our investments on a small group of less than two dozen collateral managers who meet our quality and track record criteria. As spreads on liabilities widened in 2014, increasing the financing costs for new CLOs, we focused increasingly on opportunities in the secondary market for CLO equity.  Better relative value in the secondary market for CLO equity was also driven by regulatory induced forced selling. Through the first half of 2015, we have continued investing in a mix of primary and secondary opportunities, depending on relative value at the time.

•
Default rates for senior secured loans continue to remain below the historical average in the U.S. The market default rate in June 2015 was 1.2%, the lowest level since March 2014 and less than one-eighth of the peak market default rate of 10.7% in October 2009.[5] The outlook for defaults in 2015 of approximately 1.6% continues to reflect positive economic performance of the underlying borrowers and a low level of maturities.[3] Risks to this outlook include ongoing stress in the oil and gas sector as well as macro volatility events such as the current Greek crisis. The portfolio of loans underlying the CLOs held by the Company currently consists of only 0.1% defaulted assets, substantially below the market rate of defaults.[9]

•
A primary credit concern is the exposure in the Senior Secured Loan and CLO markets to oil and gas companies, which represented 4.7% of performing loans in the loan index and 17.0% of the overall U.S. speculative-grade debt market following the downturn of oil prices late in 2014.[10] Our exposure to the Moody’s designated oil and gas sector is approximately 4.0% in June 2015, down from 4.3% in January 2015. According to S&P’s Leveraged Commentary and Data, collateral managers estimate that the energy sector could add between 25 basis points and 50 basis points to the Senior Secured Loan market default rate over the next twelve months, equating to a sector-specific default rate of 5-10%.[3] We have evaluated our main oil and gas exposures with our collateral managers, and we continue to actively monitor our positions in this sector.

•
Risk retention has been a hot topic since October 2014, when the U.S. government published the final regulations and implementation of the Dodd Frank Wall Street Reform and Consumer Protection Act for U.S. CLOs. As mentioned in the last Letter to Stockholders, the new rules will apply to all new CLOs issued after December 24, 2016 and require the CLO managers to own a minimum of 5.0% of each CLO they manage. Some collateral managers have begun to move forward with risk retention compliant solutions; however, we have only seen a few of compliant transactions so far this year. We have historically required CLO managers to have substantive stake in the CLO funds managed by them. We expect the market to begin to digest the impact of the forthcoming risk retention rules and various methods for compliance will begin to emerge. We believe we are well positioned with the top performing collateral managers who are likely to thrive in a post-risk retention environment.

We believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in an ultra-low interest rate environment and the continued health of the structured credit market. Senior Secured Loans, which are primarily floating rate, should also perform well in a rising interest rate environment relative to other fixed income asset classes that are primarily fixed rate loans.

M. Grier Eliasek
Chief Executive Officer

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  6

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

1 Citigroup Global Markets Research, CLO Equity - Performing as Marketed (January 26, 2011); 2012 Equity Study; Global Structured Credit Strategy, US CLO Equity - Dose of Realism (March 12, 2013); and Citigroup Global Markets Research (2014).
2 S&P LCD, EBITDA growth falls to post-recession low in 1Q, May 15, 2015.
3 S&P LCD, With no defaults in June, loan default rates tick lower, July 1, 2015.
4 S&P LCD - US Loan Index Current Credit Stats (3Q’14).
5 S&P LCD - Leveraged Lending Review 2Q15.
6 Morgan Stanley Research, CLO Market Tracker, July 8, 2015.
7 Wells Fargo Structured Products Research, The CLO Salmagundi: 2014 - The Year That Was, January 20, 2015.
8 Wells Fargo Structured Products Research, CLO Lagniappe: H1 2015 issuance update, July 2, 2015.
9 Reflects the June 2015 point in time default rate on a total underlying collateral balance of approximately $28.2 billion, which includes loans, bonds and cash.
10 LCD News, S&P: Low exposure to oil and gas bodes well for US CLO ratings, December 17, 2014.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  7

Portfolio Composition - At a Glance
Top Ten Holdings
June 30, 2015

Portfolio Investments	Investment	Maturity	Fair Value	% of Net Assets
West CLO 2014-1 Ltd.	Subordinated notes	7/18/2026	4,848,627	7.0%
CIFC Funding 2012-II, Ltd.	Subordinated notes	12/5/2024	4,614,395	6.7%
Mountain View CLO 2015-9 Ltd.(1)	Subordinated notes	7/15/2027	4,669,235	6.6%
Apidos CLO XXI	Subordinated notes	7/18/2027	4,371,400	6.3%
Jefferson Mill CLO Ltd.(1)	Subordinated notes	7/20/2027	4,340,500	6.3%
LCM XVI Limited Partnership	Income notes	7/15/2026	3,825,437	5.5%
Covenant Credit Partners CLO II, Ltd.	Subordinated notes / Subordinated fee note	10/17/2026	3,756,126	5.4%
Covenant Credit Partners CLO I, Ltd.	Subordinated notes / Subordinated fee note	7/20/2026	3,253,812	4.7%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated notes	1/18/2026	2,951,202	4.3%
Madison Park Funding XV, Ltd.	Subordinated notes	1/27/2026	2,841,447	4.1%

(1) Co-investment with another fund managed by an affiliate of the Adviser.

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	3,636
Dollar Amount of Loans Underlying the Company’s CLO Investments	$27.8 billion
Percentage of Collateral Underlying the Company’s CLO Investments that is in Default	0.12%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.22%

Maturity of Portfolio Securities

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  8

Below is a summary description of our portfolio investments as of June 30, 2015.

Number of loans underlying the Company's CLO investments	3,636
Largest exposure to any individual borrower	0.80%
Average individual borrower exposure	0.10%
Aggregate exposure to 10 largest borrowers	6.63%
Aggregate exposure to senior secured loans	95.99%
Weighted average stated spread	3.82%
Weighted average LIBOR floor	0.98%
Weighted average percentage of floating rate loans with LIBOR floors	93.49%
Weighted average credit rating of underlying collateral	B1/B2
Weighted average maturity of underlying collateral	5.0 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Ratings Distribution (Moody's / S&P)(1)
Quarter-End	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
6/30/2015	0.00% / 0.01%	1.37% / 1.10%	30.88% / 22.98%	62.64% / 69.71%	3.14% / 1.69%	1.97% / 4.51%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  9

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Priority Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Income Fund, Inc. as of June 30, 2015, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 28, 2015

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Statement of Assets and Liabilities
As of June 30, 2015

Assets
Investments, at value (amortized cost: $71,763,706)	$73,170,106
Cash and cash equivalents	4,641,787
Due from Adviser (note 5)	4,288,705
Prepaid expenses	101,738
Due from affiliate (note 5)	10,459
Total assets	82,212,795
Liabilities
Payable for investment securities purchased	7,185,500
Due to Adviser (note 5)	5,453,270
Accrued expenses	336,148
Due to Administrator (note 5)	229
Total liabilities	12,975,147
Net assets	$69,237,648

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 5,007,556, 14,493 and 149,458 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively	$51,715
Paid-in capital in excess of par	67,909,889
Dividends in excess of net investment income	(110,468)
Accumulated realized loss	(19,888)
Net unrealized appreciation on investments	1,406,400
Net assets	$69,237,648

Net asset value per share	$13.39
See accompanying notes to financial statements.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statement of Operations
For the Year Ended June 30, 2015

Investment income
Interest income from investments	$4,038,474
Total investment income	4,038,474
Expenses
Base management fee (note 5)	770,769
Incentive fee (note 5)	272,898
Total investment advisory fees	1,043,667
Administrator costs (note 5)	423,344
Marketing expense	384,179
Valuation services	299,547
Audit and tax expense	273,850
Transfer agent's fees and expenses	182,188
Due diligence expense	120,140
Insurance expense	116,517
Legal expense	110,546
General and administrative	67,980
Total expenses	3,021,958
Waiver of organization and offering costs paid by the Adviser (note 5)	(78,163)
Expense support reimbursement (note 5)	(2,943,795)
Net expenses	—
Net investment income	4,038,474
Realized and unrealized gain (loss) from investments
Net realized loss from investments	(4,606)
Net change in unrealized appreciation on investments	1,432,835
Net realized and change in unrealized gain from investments	1,428,229
Net increase in net assets resulting from operations	$5,466,703
See accompanying notes to financial statements.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  12

Statements of Changes in Net Assets

	Year Ended
	June 30, 2015	June 30, 2014
Increase (Decrease) in net assets resulting from operations:
Net investment income (loss)	$4,038,474	$(932,743)
Net realized loss from investments	(4,606)	—
Net change in unrealized appreciation (depreciation) on investments	1,432,835	(26,435)
Net increase (decrease) in net assets resulting from operations	5,466,703	(959,178)
Distributions to stockholders:
Distributions from net investment income (note 6)	(3,862,328)	(274,840)
Total distributions to stockholders	(3,862,328)	(274,840)
Capital transactions:
Subscriptions from shares sold (note 4)	59,704,225	9,408,676
Reinvestment of dividends	1,813,738	106,297
Offering costs	(671,734)	(1,044,315)
Net increase in net assets from capital transactions	60,846,229	8,470,658
Total increase in net assets	62,450,604	7,236,640
Net assets:
Beginning of year	6,787,044	(449,596)
End of year(a)	$69,237,648	$6,787,044

(a)Includes dividends in excess of net investment income of:	$(110,468)	$(268,670)
See accompanying notes to financial statements.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  13

Statement of Cash Flows
For the Year Ended June 30, 2015

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,466,703
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(65,672,215)
Proceeds from collection of investment principal	3,320,257
Accretion of purchase discount, net	(1,468,067)
Net change in unrealized appreciation on investments	(1,432,835)
Realized loss from investments	4,606
(Increase) Decrease in operating assets:
Due from Adviser	(3,037,994)
Prepaid expenses	1,068
Due from affiliate	(10,459)
Increase (Decrease) in operating liabilities:
Due to Adviser	2,007,011
Due to Administrator	(574,994)
Payable for investment securities purchased	5,906,750
Accrued expenses	96,604
Net cash used in operating activities	(55,393,565)
Cash flows provided by financing activities:
Proceeds from shares sold	60,554,981
Offering costs	(671,734)
Dividends paid to stockholders	(2,048,590)
Net cash provided by financing activities	57,834,657
Net increase in cash	2,441,092
Cash and cash equivalents, beginning of year	2,200,695
Cash and cash equivalents, end of year	$4,641,787
Supplemental non-cash information
Reinvestment of shares issued in connection with distribution reinvestment plan	$1,813,738
Offering costs charged against paid-in capital in excess of par	$671,734
See accompanying notes to financial statements.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Schedule of Investments
June 30, 2015

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated notes	14.35%	7/15/2026	$500,000	$461,643	$458,225	0.7%
Apidos CLO XVIII	Subordinated notes	13.11%	7/22/2026	750,000	697,950	679,578	1.0%
Apidos CLO XXI	Subordinated notes	17.50%	7/18/2027	5,000,000	4,375,004	4,371,400	6.3%
Babson CLO Ltd. 2014-II	Subordinated notes	15.88%	10/17/2026	1,000,000	891,135	893,865	1.3%
Babson CLO Ltd. 2014-III(4)	Subordinated notes	14.25%	1/15/2026	250,000	228,699	225,589	0.3%
Babson CLO Ltd. 2015-I	Subordinated notes	16.87%	4/20/2027	3,000,000	2,707,395	2,700,054	3.9%
BlueMountain CLO 2012-2 Ltd.	Subordinated notes	16.17%	11/20/2024	3,000,000	2,557,487	2,622,603	3.8%
BlueMountain CLO 2014-1 Ltd.	Subordinated notes	15.56%	4/30/2026	250,000	217,992	227,583	0.3%
Carlyle Global Market Strategies CLO 2011-1, Ltd.	Subordinated notes	11.20%	8/10/2021	713,706	639,034	671,463	1.0%
Cent CLO 21 Limited(4)	Subordinated notes	13.42%	7/27/2026	500,000	443,413	431,816	0.6%
CIFC Funding 2006-II, Ltd.	Preferred shares	12.82%	3/1/2021	406,629	169,794	174,783	0.3%
CIFC Funding 2012-II, Ltd.	Subordinated notes	17.11%	12/5/2024	6,000,000	4,542,988	4,614,395	6.7%
CIFC Funding 2013-II, Ltd.	Subordinated notes	13.48%	4/21/2025	250,000	229,357	244,462	0.4%
CIFC Funding 2014, Ltd.	Subordinated notes / Income notes	17.50%	4/18/2025	2,250,000	1,731,351	2,061,597	3.0%
CIFC Funding 2014-IV Investor, Ltd.(4)	Income notes	13.83%	10/17/2026	1,000,000	841,369	872,175	1.3%
Covenant Credit Partners CLO I, Ltd.(5)	Subordinated notes / Subordinated fee note	17.90%	7/20/2026	4,390,245	2,966,086	3,253,812	4.7%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated notes / Subordinated fee note	16.32%	10/17/2026	4,392,156	3,395,601	3,756,126	5.4%
Flagship CLO V	Subordinated securities	10.81%	9/20/2019	150,000	23,782	23,782	—%
Galaxy XVII CLO, Ltd.(4)	Subordinated notes	13.43%	7/15/2026	250,000	209,814	211,387	0.3%
Galaxy XVIII CLO, Ltd.	Subordinated notes	18.02%	10/15/2026	1,250,000	882,092	962,710	1.4%
Halcyon Loan Investors CLO I, Ltd.	Income notes	9.33%	11/20/2020	504,000	205,535	201,069	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated notes	18.73%	4/28/2025	400,000	337,394	364,929	0.5%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated notes	16.40%	10/22/2025	500,000	456,436	440,382	0.6%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated notes	16.89%	4/20/2027	3,000,000	2,728,757	2,683,122	3.9%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated notes	16.27%	7/25/2027	3,000,000	2,586,908	2,578,828	3.7%
HarbourView CLO VII, Ltd.(4)	Subordinated notes	17.84%	11/18/2026	275,000	220,466	219,673	0.3%
Jefferson Mill CLO Ltd.(4)	Subordinated notes	15.65%	7/20/2027	5,000,000	4,340,500	4,340,500	6.3%
LCM XV Limited Partnership	Income notes	12.13%	8/25/2024	250,000	207,368	220,127	0.3%
LCM XVI Limited Partnership	Income notes	16.22%	7/15/2026	5,000,000	4,003,257	3,825,437	5.5%
LCM XVII Limited Partnership	Income notes	13.61%	10/15/2026	500,000	442,209	392,861	0.6%
Madison Park Funding XIII, Ltd.	Subordinated notes	16.82%	1/19/2025	250,000	213,854	245,615	0.4%
Madison Park Funding XIV, Ltd.	Subordinated notes	13.63%	7/20/2026	750,000	714,823	738,269	1.1%
Madison Park Funding XV, Ltd.	Subordinated notes	16.19%	1/27/2026	3,000,000	2,993,912	2,841,447	4.1%
MC Funding Ltd.	Preferred shares	2.49%	12/20/2020	387,965	182,512	148,883	0.2%

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands) (continued)
Mountain View CLO 2014-1 Ltd.	Income notes	15.08%	10/15/2026	$1,000,000	$835,676	$898,743	1.3%
Mountain View CLO 2015-9 Ltd.(4)	Subordinated notes	15.43%	7/15/2027	5,000,000	4,676,889	4,669,235	6.6%
Ocean Trails CLO II	Subordinated notes	20.88%	6/27/2022	367,064	156,090	195,023	0.3%
Octagon Investment Partners XX, Ltd.	Subordinated notes	13.55%	8/12/2026	500,000	454,423	457,463	0.7%
Octagon Investment Partners XXII, Ltd.	Subordinated notes	14.21%	11/25/2025	2,000,000	1,773,617	1,688,116	2.4%
Octagon Loan Funding, Ltd.	Subordinated notes	14.99%	11/18/2026	2,000,000	1,666,599	1,677,194	2.4%
OZLM VIII, Ltd.	Subordinated notes	15.80%	10/17/2026	750,000	630,103	672,244	1.0%
Phoenix III (formerly, Avenue CLO VI, Ltd.)	Subordinated notes	17.78%	7/17/2019	556,629	179,417	214,165	0.3%
Regatta IV Funding Ltd.	Subordinated notes	15.61%	7/25/2026	250,000	208,887	225,309	0.3%
Symphony CLO XI Limited Partnership	Subordinated notes	15.03%	1/17/2025	2,000,000	1,732,127	1,728,532	2.5%
Symphony CLO XIV, Ltd.(4)	Subordinated notes	12.24%	7/14/2026	750,000	670,355	695,048	1.0%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated notes	18.66%	1/18/2026	4,000,000	3,019,820	2,951,202	4.3%
Voya IM CLO 2014-1, Ltd. (formerly, ING IM CLO 2014-1, Ltd.)(4)	Subordinated notes	15.25%	4/18/2026	250,000	222,942	225,203	0.3%
Voya CLO 2014-3, Ltd.	Subordinated notes	17.13%	7/25/2026	2,000,000	1,637,857	1,631,659	2.4%
Voya CLO 2014-4, Ltd.	Subordinated notes	14.75%	10/14/2026	1,000,000	926,342	886,251	1.3%
Voya CLO 2015-2, Ltd.	Subordinated notes	13.74%	7/23/2027	500,000	452,500	451,143	0.6%
Washington Mill CLO Ltd.(4)	Subordinated notes	14.28%	4/20/2026	400,000	345,874	356,402	0.5%
West CLO 2014-1 Ltd.	Subordinated notes	17.08%	7/18/2026	5,375,000	4,328,271	4,848,627	7.0%
Total Collateralized Loan Obligation - Equity Class					71,763,706	73,170,106	105.7%
Total investments					$71,763,706	73,170,106
Liabilities in excess of other assets						(3,932,458)	(5.7)%
Net assets						$69,237,648	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions. The weighted average estimated yield for the portfolio is 16.18%.

(3) Fair value is determined by or under the direction of the Company's Board of Directors. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.
(4) Co-investment with another fund managed by an affiliate of the Adviser. See note 5.
(5) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $390,245, respectively.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to schedule of investments.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  16

Notes to Financial Statements
June 30, 2015

Note 1. Principal Business and Organization
Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (May 9, 2013). On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from these estimates and these differences could be material.

Cash equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash equivalents are carried at cost which approximates fair value. At June 30, 2015, cash and cash equivalents consisted solely of money market funds.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  17

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income from investments in the “equity” positions of CLO funds (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, offering costs were amortized as an expense over a twelve month period ended May 9, 2014 on a straight-line basis. The Company charges all offering costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. The Company intends to pay dividends on a monthly basis. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  18

Federal and State Income Taxes
The Company has elected to be treated as a RIC and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2014, the Company did not incur an excise tax expense because there was no annual taxable income.

If the Company fails to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2015 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015 no provision for income tax is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2015 remain subject to examination by the Internal Revenue Service and state departments of revenue.

The tax basis components of distributable earnings differ from the amounts reflected in the statement of assets and liabilities due to temporary book/tax differences primarily arising from investments in CLO equity.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Note 3. Portfolio Investments
Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2015 were $65,672,215 and $0, respectively. During the year ended June 30, 2015, two CLOs were called for redemption and aggregate proceeds of $316,419 were received.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  19

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2015.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$73,170,106	$73,170,106

The following is a reconciliation of investments for which level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2014	$7,921,852
Net realized loss from investments	(4,606)
Net change in unrealized appreciation on investments	1,432,835
Purchase of investments	65,672,215
Proceeds from collection of investment principal	(3,320,257)
Accretion of purchase discount, net	1,468,067
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Fair value at June 30, 2015	$73,170,106

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the year	$1,429,512

(1) Transfers between levels, if any, are recognized at the beginning of the quarter during which the asset or liability was transferred. There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of June 30, 2015.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligation - Equity Class	$73,170,106	Discounted Cash Flow	Discount Rate	8.75% - 19.51%	15.86%

In determining the range of fair value for investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A cash flow model was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount the cash flows back using proper discount rates.

The discounted cash flow model considers the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs’ trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  20

would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

CLO investments may be riskier and less transparent than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. The Company’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Company on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets. The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third-party CLO collateral managers.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and have the same net asset value.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  21

Transactions in shares of common stock were as follows during the years ended June 30, 2015 and 2014, respectively:

	Class R Shares		Class RIA Shares		Class I Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended June 30, 2015:
Shares sold	4,221,905	$58,264,160	14,078	$194,530	90,256	$1,245,534
Shares issued from reinvestment of distributions	135,036	1,773,135	415	5,434	2,675	35,169
Shares reacquired	—	—	—	—	—	—
Net increase from capital transactions	4,356,941	$60,037,295	14,493	$199,964	92,931	$1,280,703

Year ended June 30, 2014:
Shares sold	643,685	$8,883,076	—	$—	38,087	$525,600
Shares issued from reinvestment of distributions	6,930	98,763	—	—	575	7,534
Shares reacquired	—	—	—	—	—	—
Net increase from capital transactions	650,615	$8,981,839	—	$—	38,662	$533,134

At June 30, 2015, the Company has 5,007,556, 14,493 and 149,458 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s Board will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

The Company will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015, and the repurchase occurred in July 2015.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  22

The following table sets forth the number of common shares to be repurchased by the Company:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2015
June 30, 2015	July 7, 2015	4,702	100%	$12.70	$59,720

The Company made an offer to purchase, dated May 22, 2015, up to 39,657 shares of its issued and outstanding common shares. The offer began on May 29, 015 and expired at 12:00 Midnight, Eastern Time, on June 26, 2015. Stockholders may withdraw their tendered shares after July 27, 2015, which is 40 business days after the commencement of the offer, if payment has not been made by that date. Payment was made on July 7, 2015 and a total of 4,702 shares, representing 1,702 Class R shares and 3,000 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC (“BHH”). The Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

Expense Support and Conditional Reimbursement Agreement
On February 10, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated on December 17, 2014 and February 24, 2015) (the “Expense Support Agreement”), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company’s net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company’s net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments (“Available Operating Funds”). The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continues quarterly thereafter until May 9, 2016, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the

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PRIORITY INCOME FUND, INC.                                  23

date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the “Expense Payment Date”). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by the Adviser and the Company (each such date, a “Reimbursement Date), the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize distributions from the Company to the stockholders being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses. As of June 30, 2015, the Company has elected to defer the receipt of Expense Payments from the Adviser in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser for a later date.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	—	$668,599	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	—	582,112	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	—	834,881	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	—	355,993	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	—	801,050	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	951,871	1.06%	7.00%	June 30, 2018

(1)Operating expense ratio is as of the date the Expense Payment was due from the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was due from the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

Administration Agreement
Additionally, on May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors.

Dealer Manager
Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling

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PRIORITY INCOME FUND, INC.                                  24

commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

For the year ended June 30, 2015, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

			Year Ended
Related Party	Source Agreement	Description	June 30, 2015
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Base management fee(1)	$706,492
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(1)	64,277
Priority Senior Secured Income Management, LLC	Investment Advisory Agreement	Incentive fee(2)	272,898
Prospect Administration LLC	Administration Agreement	Administrator costs(3)	423,344
Behringer Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(4)	100,000
Behringer Securities, LP	Dealer Manager Agreement	Dealer manager fee(5)	1,259,972

(1)During the year ended June 30, 2015, $763,772 and $70,788 in base management fee and routine non-compensation overhead expenses, respectively, were paid to the Adviser. As of June 30, 2015, $5,784 and 1,372 in base management fee and routine non-compensation overhead expenses, respectively, were payable to the Adviser.
(2)During the year ended June 30, 2015, $367,097 in incentive fee were paid to the Adviser. During the year ended June 30, 2015, the Company reversed incentive fee of $94,199 based on the performance of its portfolio. As of June 30, 2015, $94,199 in incentive fee was due from the Adviser.
(3)During the year ended June 30, 2015, $998,338 in administrator costs were paid to the Administrator. As of June 30, 2015, $229 in administrator costs was payable to the Administrator.
(4)During the year ended June 30, 2015, $100,000 in investor services fee was incurred by the Company, which is included as part of transfer agent’s fees and expenses on the statement of operations. As of June 30, 2015, $100,000 in investor services fee was due to a subsidiary of BHH, which is shown as part of due to Adviser on the statement of assets and liabilities.
(5)Represents aggregate dealer manager fees retained by the Dealer Manager. The Dealer Manager may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $677,748 for the year ended June 30, 2015, which was charged against paid-in capital in excess of par value. During the year ended June 30, 2015, the Adviser voluntarily waived $48,022 and $36,155 for organization and offering costs, respectively, which were incurred prior to fiscal year ended June 30, 2015, of which $78,163 is shown in the statement of operations and $6,014 was credited to paid-in capital. Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. Offering costs attributable to the salaries and direct expenses of such employees for providing primarily certain due diligence services were $115,700 for the year ended June 30, 2015. During the year ended June 30, 2015, $50,827 in offering costs were paid to the Adviser.

In addition, the Adviser, on behalf of the Company, paid operating expenses of $1,457,852 for the year ended June 30, 2015, of which $469,718 include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing compliance, certain marketing and stockholder services.

At June 30, 2015, total due to Adviser for organization and offering costs, and operating expenses paid on behalf of the Company is $5,446,114.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On January 8, 2014, the Adviser

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PRIORITY INCOME FUND, INC.                                  25

agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2015, the Company had co-investments with Prospect Capital Corporation (“PCC”) in the following CLOs: Babson CLO Ltd. 2014-III; Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO 2015-9 Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1, Ltd. and Washington Mill CLO Ltd.

Allocation of Expenses
The Company allocated expenses related to valuation services and other general and administrative expenses attributable to PCC, which totaled $72,470 for the year ended June 30, 2015. At June 30, 2015, $10,459 was due from PCC.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2015. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The Company distributed $3,862,328 and $274,840 to stockholders for the years ended June 30, 2015 and 2014, respectively. The following table summarizes the the Company’s distributions declared and payable for the years ended June 30, 2015 and 2014.

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PRIORITY INCOME FUND, INC.                                  26

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
February 21, 2014	February 24, 2014	$0.13521	$36,172
February 28, 2014	March 3, 2014	0.02014	5,487
March 7, 14, 21 and 28, 2014	March 31, 2014	0.08056	24,737
April 4, 11, 18 and 25, 2014	April 28, 2014	0.08056	30,283
May 2, 9, 16, 23 and 30, 2014	June 2, 2014	0.10070	48,359
June 6, 13, 20 and 27, 2014(b)	June 30, 2014	0.19306	129,802
Total declared and payable for the year ended June 30, 2014			$274,840

July 7, 11, 18 and 25, 2014	August 4, 2014	$0.08056	$80,829
August 1, 8, 15, 22 and 29, 2014	September 2, 2014	0.10070	90,687
September 5, 12, 19 and 26, 2014(b)	September 29, 2014	0.19306	246,663
October 3, 10, 17, 24 and 31, 2014	November 3, 2014	0.10070	136,902
November 7, 2014(b)	November 10, 2014	0.05190	90,187
November 7, 14, 21 and 28, 2014	December 1, 2014	0.08056	148,181
December 5, 12, 19 and 26, 2014(b)	December 29, 2014	0.14116	298,379
January 2, 9, 16, 23 and 30, 2015	February 2, 2015	0.10070	230,114
February 6, 13, 20 and 27, 2015	March 2, 2015	0.08056	209,684
March 6, 13, 20 and 27, 2015(b)	March 30, 2015	0.19306	635,948
April 3, 10, 17 and 24, 2015	April 27, 2015	0.08056	297,672
May 1, 8, 15, 22 and 29, 2015	June 1, 2015	0.10070	426,956
June 5, 12, 19 and 26, 2015(b)	June 29, 2015	0.19306	970,126
Total declared and payable for the year ended June 30, 2015			$3,862,328

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes special dividends.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the years ended June 30, 2015 and 2014, and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2015:

Record Date	Payment Date	Total Amount per Share(a)
July 6, 10, 17, 24 and 31, 2015	August 3, 2015	$0.10070
August 7, 14, 21 and 28, 2015	August 31, 2015	0.08056
September 4, 11, 18 and 25, 2015	September 28, 2015	0.08056
September 25, 2015	September 28, 2015	0.11250

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the

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PRIORITY INCOME FUND, INC.                                  27

Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through expense reimbursements were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2015, the Company did not repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The determination of the tax characterization (i.e., paid from ordinary income, paid from net capital gains, and/or a return of capital which is a nontaxable distribution) of distributions is made annually at the end of the Company’s fiscal year based upon U.S. federal income tax regulations and distributions paid for the full year.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 138,126 and 7,505 shares of its common stock in connection with the dividend reinvestment plan for the years ended June 30, 2015 and 2014, respectively.

Note 7. Income Taxes
Distributions to stockholders are determined in accordance with U.S. federal income tax regulations, which may differ from amounts determined in accordance with U.S. GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified among the Company’s net assets components. During the year ended June 30, 2015, as a result of permanent differences primarily due to non-deductible offering costs, the Company increased dividends in excess of net investment income by $17,944, increased accumulated realized loss by $15,282 and increased paid-in capital in excess of par by $33,226.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by the Company will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. The Company has available $19,888 of short-term capital losses which can be used to offset future capital gains.

At June 30, 2015, the components of accumulated losses on a tax basis were as follows(1):

Undistributed ordinary income	$1,715,489
Capital loss carryforward	(19,888)
Other book-to-tax differences(a)	(210,050)
Net unrealized appreciation/(depreciation)	(209,507)
Total accumulated gain/(loss)	$1,276,044

(a)Other book-to-tax differences related solely to the timing of the deductibility of organizational/start-up costs.

(1)Tax balances are estimates and are not final until the Company files its tax return.

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PRIORITY INCOME FUND, INC.                                  28

The tax character of distributions for the years ended June 30, 2015 and 2014 was as follows:

	Year Ended June 30, 2015		Year Ended June 30, 2014
Ordinary income	$3,862,328	100.0%	$274,840	100.0%
Capital gains	—	—%	—	—%
Return of capital	—	—%	—	—%
Total distributions	$3,862,328	100.0%	$274,840	100.0%

The tax cost of the Company’s portfolio investments as of June 30, 2015 was as follows:

	Gross Tax	Gross Tax	Net Tax Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$73,379,613	$42,494	$(252,001)	$(209,507)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earning and profits that are characterized as return of capital.

Note 8. Investment Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

Concentration of Credit Risk
The Company's portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company's maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Liquidity Risk
Investments in CLO residual interest (i.e., “equity” class) generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interest and junior debt investors.

Interest Rate Risk
The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in Senior Secured Loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred a liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and due and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total Expense Payments from the Adviser.

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PRIORITY INCOME FUND, INC.                                  29

On May 9, 2013, the Securities and Exchange Commission (“SEC”) declared effective our registration statement filed on Form N-2 (the “Registration Statement”). On September 9, 2014, we filed a post-effective amendment to the Registration Statement that included our audited financial statements as of and for the year ended June 30, 2014, as had been included in our annual report to stockholders for the year ended June 30, 2014 (the “2014 Annual Report”) and filed with the SEC on Form N-CSR. Although prospective investors were previously provided with a prospectus supplement containing our audited financial statements as of and for the year ended June 30, 2013, there were approximately three months when the Registration Statement, as declared effective, did not technically contain financial information that was current for purposes of Section 10(a)(3) under the Securities Act (the “Applicable Period”). During the Applicable Period, 695,952 shares of Class R common stock were sold at purchase prices of $15.00 and $14.85 per share and 7,319 shares of Class I common stock were sold at a purchase price of $13.80 per share, for gross proceeds of approximately $10.5 million. Such shares may have been issued in violation of Section 5 under the Securities Act, and, as a result, the purchasers of those shares may have rescission rights or claims for damages. To ensure that our stockholders are not harmed by any claims for rescission, we have entered into an indemnification agreement with the Adviser whereby the Adviser has agreed to provide funds necessary for stockholder claims for rescission if we are unable to do so and to indemnify us for any losses arising from rescission claims and legal expenses incurred by us if we defend against stockholder claims for rescission. There have been no claims for rescission as of the date of this filing.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the year ended June 30, 2015 and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods from July 1, 2013 to January 5, 2014 and July 19, 2012 (inception) to June 30, 2013 since the Company had not commenced investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the schedule of financial highlights is presented for the Company as a whole.

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PRIORITY INCOME FUND, INC.                                  30

	Year Ended	Period Ended
	June 30, 2015	June 30, 2014(a)
Per share data:
Net asset value, beginning of year or period	$9.60	$13.80

Net investment income(b)	1.64	0.66
Net realized and change in unrealized gain (loss) from investments(b)	0.58	(0.06)
Net increase in net assets resulting from operations	2.22	0.60
Distributions to stockholders from net investment income(d)	(1.50)	(0.61)
Offering costs(b)	(0.27)	(1.36)
Other(c)	3.34	(2.83)
Net asset value, end of year or period	$13.39	$9.60

Total return, based on NAV(e)	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses without reimbursements(f)	9.76%	79.50%
Expenses after reimbursements(f)	—%	(2.50)%
Net investment income (loss)(f)	13.04%	(18.02)%

Portfolio turnover	1%	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014.
(b)Calculated based on average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares during the period.

(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the period. Distributions per share are rounded to the nearest $0.01.
(e)Total return, which is not annualized for periods less than a year, is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not the reflect sales load for the shares, as applicable. Total return based on market value is not presented since the Company’s shares are not publicly traded.

(f)Annualized for periods less than one year.

Note 11. Subsequent Events
On July 7, 2015, pursuant to the Company’s Share Repurchase Program, the Company purchased 4,702 common shares validly tendered and not withdrawn at a price equal to $12.70 per share for an aggregate purchase price of $59,720.

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PRIORITY INCOME FUND, INC.                                  31

DISTRIBUTION REINVESTMENT PLAN (unaudited)
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

MANAGEMENT (unaudited)
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 42	Director, Chairman of the Board, Chief Executive Officer and President	Since 2012, expires 2015	President and Chief Operating Officer of Priority Senior Secured Income Management, LLC and Pathway Energy Infrastructure Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. ("Prospect Capital Management") and Prospect Administration LLC ("Prospect Administration"); Director, Chairman of the Board, Chief Executive Officer and President of Pathway Energy Infrastructure Fund, Inc.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Robert S. Aisner, 68	Director	Since 2012, expires 2017	Executive positions of the following entities: TIER REIT, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., and Behringer Harvard Holdings.	2	TIER REIT, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., Pathway Energry Infrastructure Fund, Inc.

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PRIORITY INCOME FUND, INC.                                  33

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Since 2012, expires 2015	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
William J. Gremp, 73	Director	Since 2012, expires 2017	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Eugene S. Stark, 57	Director	Since 2012, expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President - Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

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PRIORITY INCOME FUND, INC.                                  34

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 41	Executive Vice President	Since July 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 54	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Pathway Energy Infrastructure Management, LLC and Pathway Energy Infrastructure Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2015.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to

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PRIORITY INCOME FUND, INC.                                  35

work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(unaudited)

At an in-person meeting of the Company’s Board of Directors held on May 5, 2015, our Board of Directors unanimously voted to continue the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Priority Senior Secured Income Management, LLC (the “Adviser”).

In considering whether to approval the renewal of the Company’s Investment Advisory Agreement, our Board of Directors reviewed a variety of information provided by the Adviser relating to the Company and the Investment Advisory Agreement and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•	the investment performance of individuals affiliated with the Company and the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;

•	the Company’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•
the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Company’s Board of Directors concluded that fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Company’s Board of Directors did not assign relative weights to the above factors considered, but conducted an overall analysis of these factors. Individual members of the Company’s Board of Directors may have given different weights to different factors.

2015 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

ADDITIONAL INFORMATION (unaudited)
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSR.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2015. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, distributions to stockholders during the fiscal year ended June 30, 2015 were approximately $3.9 million. The tax character of distributions for the year ended June 30, 2015 was entirely from ordinary income.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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PRIORITY INCOME FUND, INC.                                  38

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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PRIORITY INCOME FUND, INC.                                  39

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priority-incomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2015 and 2014 were approximately $215,000 and $195,000, respectively.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2015 and 2014 were approximately $0 and $0, respectively.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2015 and 2014 were approximately $14,000 and $11,000, respectively.

(d)	All Other Fees. No other fees were billed during the last two fiscal years for products and services provided by BDO.
(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2015 and 2014, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $14,000 and $11,000, respectively.

(h)
There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
(a) Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2015, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of August 28, 2015, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Robert J. Klein, John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.
Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Pathway Energy

Infrastructure Fund, Inc., Pathway Energy Infrastructure Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.8 billion
Pathway Energy Infrastructure Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the energy and related infrastructure and industrial sectors	$1.8 million
____________

(1)Gross assets are calculated as of June 30, 2015 for Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Behringer Harvard LLC. However, Prospect Capital Management L.P. and Behringer Harvard LLC believe that our Adviser's professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by Robert J. Klein, John W. Kneisley and Nishil Mehta, who serve as Managing Director, Managing Director and Principal, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Klein, Kneisley and Mehta is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with experience as a lawyer, investment banker, venture capitalist, and private equity investor, and his service on various boards of directors, over the past 35 years. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has also served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Previously, Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.

Robert J. Klein is a Managing Director of our Adviser with 29 years of finance industry experience. Mr. Klein is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with

CLO collateral managers and CLO underwriters. Mr. Klein serves a similar role at Prospect Capital Management. From 2002 to 2011, Mr. Klein worked at American Capital, Ltd. where he was a Managing Director and led the New York private equity portfolio team as well as numerous debt investments with financial sponsor clients. From 1992 to 2001, Mr. Klein worked at American Securities and American Industrial Partners, both active middle-market private equity firms. Mr. Klein began his career in the Mergers and Acquisitions groups of First Boston and Morgan Stanley. Mr. Klein holds a JD with Distinction from Stanford Law School and a BA summa cum laude from Yale College where he was a member of Phi Beta Kappa. Mr. Klein has been admitted to the California bar (inactive status). He serves on the Board of Trustees of Temple Beth El of Northern Westchester and on the Committee for Ancient and Byzantine Art at the Art Institute of Chicago. He is a former Professional Fellow of the New York University Center for Law and Business.

John W. Kneisley is a Managing Director of our Adviser with 24 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Principal of our Adviser with 12 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Klein, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

The following table sets forth, as of June 30, 2015 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	$1-$10,000
Brian H. Oswald	None
Robert J. Klein	$500,001-$1,000,000
John W. Kneisley	None
Nishil Mehta	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
The Registrant and its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934 as follows:

Our Adviser purchased 11,111 and 6,754 Class I shares on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2.a)(2.b)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(2.c)
July 2015	4,702	$12.70	4,702	Not applicable

(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Registrant’s Share Repurchase Program Plan was announced on May 9, 2013.
(2.b) On a quarterly basis, the Registrant intends to offer to repurchase shares pursuant to the Registrant’s Share Repurchase Program Plan on such terms as may be determined by its Board of Directors unless, in the judgment of its Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. The Registrant will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Registrant offers to repurchase may be less in light of the limitations noted below. In addition, the Registrant intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Registrant can repurchase with the proceeds the Registrant receives from the sale of shares under the Registrant’s distribution reinvestment plan.
(2.c) See (2.b) above.
(2.d) None.
(2.e) None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are effective to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2015

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 28, 2015